YIPPI
贴图平台
YIPPI Sticker Platform

Yippi直播

Forward-Looking Statement

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the "Company") "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

什么是
YIPPI贴图平台

What is
YIPPI Sticker Platform

目标 VISION

成为具有高质量标准的贴图平台，
并吸引更多来自世界各地的设计师来加入我们。

To become a sticker platform with high quality standard of stickers and attract more sticker designers from all over the world to join us.

愿景 MISSION

所有设计师都能够充分发挥他们的创造力和灵感。
帮助所有设计师从贴图平台获得更高的收入,建立自主品牌。
以及打造国际化的粉丝群。

All designers can play around with their creativity and inspiration in full measure.
Help all designers earn more income from sticker platforms, build their own brands, and build international fan base.

2018 至今天 → Today

Yippi

Yippi贴图平台从2018年成立至今
我们从不到100位设计师至, 现在超过600位设计师加入我们

Yippi Sticker Platform since its start 2018
We had fewer than 100 stickers artist, and now we have more than 600 stickers artist to joined us.

从仅有的几套官方贴图至现在
拥有多达2700套来自世界各地
不同设计师的贴图

we start with only a few sticker and now we have up to 2,700 stickers artist from different country



成功帮助设计师创造可观收入

Successfully help Artist create significant income

Yippi

2019

Artist	County	Total Tip Amount
Scarlet Group	MY	150,443.44
LeonEu	MY	67419.73
Ryanism.Co	MY	62030.43
JuiCy	ID	55224.75
Ichihikaru	ID	51001.72
Kuat Supratman	ID	34070.4
小芩	MY	33871.11
Afit Risman	ID	33142.9
Tristan Chan	MY	32942.84
Last Gee	ID	31972.5
狮心疯	TW	31539.9
Victoria Frances G	ID	31136.7
Yokey	ID	29614.97
Yuris Hasymy	ID	25117.4
Sholahur Robbani	ID	22612.87
Moon Marvels	ID	22002.61
Mifu Na	ID	21305.34
Novita Agustin	ID	19012.84
Alice Ho	MY	18655.07
Kaz	TW	16000.46



2020 May

Artist	County	Total Tip Amount
Scarlet Group	MY	75,760.30
小芩	MY	30,949.10
Ichihikaru	ID	25,394.60
BabyMilky	ID	12,763.80
Ayu	ID	9,880.50
Last Gee	ID	8,837.50
Kuat Supratman	ID	8,766.10
Hunsteps	MY	8,516.90
狮心疯	TW	8,355.90
Remy	MY	8,351.70
yhelena	PH	7,996.80
Ryanism.Co	MY	7,523.60
JuiCy	ID	7,317.80
Must Bee	ID	6,308.40
Victoria Frances G	ID	5,953.50
TimTim	MY	5,449.50
Jasmine Wong	MY	5,260.50
Afit Risman	ID	5,042.80
Moon Marvels	ID	4,756.50
29+1	MY	4,209.10

为何要加入 YIPPI贴图平台

Why Join the YIPPI Sticker Platform

为何要加入YIPPI贴图平台？
Why Join the YIPPI Sticker Platform?

Yippi

- 免费创业 Free Start Up
- 打造国籍化粉丝群 To Build Global Fan Base
- 增加作品曝光率 Increase Artwork Exposure
- 获取赞赏/额外奖励 Get Tips Reward / Extra Rewards
- 建立自己的品牌 To Build Your Own Brand

设计师等级
Sticker Artist Levels



设计师
Artist

1-49 套贴图
Set stickers



专业设计师
Pro Artist

50-149 套贴图
Set stickers



高级设计师
Prime Artist

150 套贴图
Set stickers

- 贴图打赏
  Sticker Tipping

- 每周下载最高量贴图
  Weekly Top Download


WEEKLY
TOP
DOWNLOADED
STICKER
WIN USD 100


Sticker
Yippi & Friends: Comi

即将推出

Coming Soon

即将推出全新贴图提交系统

New system to submit stickers



Create New Sticker Set
* Required fields
Artist *
Please enter Artist Username
Sticker Name *
Name
0/30
Description *
Add Page Banner
Description
Type *
PNG/GIF
Category *
Category
Cover Image *
PNG Format, image size 280px X 248px less than <100KB
Upload
Upload Stickers *
How to create a new stickers
Total Amount 16 sticker; 240px X 240px (Not exceed 500KB)
The background must be transparent.
Do not display in rectangular frame, to avoid the appearance of a stiff expression on the sticker.
Arrange the picture with a rational ration, each image does not leave too many white parts.
Make the appearance as simple as possible, avoid adding decorative elements and sentence as much as possible.
It is recommended to use half body or whole-body image expression.
Drag or upload from computer
Sticker Preview
Delete all

开创更多创业机会
Create More Opportunities

Yippi

开创贴图以外的收入管道
Create more income from other

通过公司接洽Yippi直播主们设计周边商品与专属贴图
Engage Yippi Live streamer by company, to design exclusive stickers and Merchandise

通过公司接洽Yippi企业账号设计工作
Engage Business account by company to get Design Task

贴图设计大赛
Sticker Contest


YIPPI
STICKER
CONTEST
YIPPI
1 November - 31 December 2018
WIN
ATTRACTIVE PRIZE
USD $ 7000
USD $ 4000
USD $ 1500
USD $ 700
5x
10x
1st
2nd
3rd
SPECIAL WINNER
Checkout Official Contest page at,
www.yippiweb.com
for more information


YIPPI
YIPPI STICKER CONTEST
WINNERS
Chubby Chiki
Clepux
Tim Tim
DooDoo World
Supergirl Yuni
Fluffy Michio
2
1
3
Meskboy
Mao the Cat
Clumsy Love
Haru-chan
Centila
Japan Bowl Cat
Fat Shiba Bubzki
Snotty
Ruru
Putih The Polar Bear
Special Prizes
D: Downloads
V: Votes

2018年

总投稿共105件

A total numbers of 105 stickers were submitted in 2019

2019年

总投稿共753件

A total numbers of 753 stickers were submitted in 2019


YIPPI
第二届
国际贴图
设计大赛
提交期限：2019年9月1日至10月31日
释放无限创意
首奖 7,000美元
次奖 4,000美元
三奖 x5 1,500美元
特别奖 x20 600美元
yippiweb.com


YIPPI
第二届国际贴图设计大赛
得奖者名单
首奖
次奖
三奖
特别奖


Yippi
ASIA STICKER CONTEST
2020
Yippi & Friends
YIPPI
GO!
WOW

增长7倍参与投稿

7 x increase in participation

贴图比赛条件
Requirement for Sticker Contest

- 原创设计
  Original Design
- PNG或GIF格式
  PNG or GIF format



設計說明
參賽者所提交的作品必須為設計者原創，並依據以下指定格式準備貼圖素材：
詳情頁橫幅 (X1)
貼圖名稱
設計師暱稱
貼圖簡介
貼圖 (x16)
封面圖 (x1)
預知更多詳情，請查閱YIPPI貼圖設計規範。

评分机制
Rating Mechanism


投票次数
Voting
30%
下载次数
Download
50%
打赏
Tipping
10%
介绍用户
Rreferrer
10%

预知更多详情

For more details:

yippiweb.com

欢迎成为我们的赞助商

Becoming our sponsor

Contact us:

sticker@togalimited.com

谢谢

Thank You